                                                                  Exhibit (e)(3)

       SERVICE REQUEST

       P L A T I N U M
----------------------
         Investor (SM)
----------------------
THE UNITED STATES LIFE
--------------------------------------------------------------------------------

Platinum Investor--Fixed Option
-------------------------------
   . Division 148 - USL Declared Fixed Interest Account

Platinum Investor--Variable Divisions
-------------------------------------
AIM Variable Insurance Funds
----------------------------
   . Division 150 - AIM V.I. International Growth
   . Division 151 - AIM V.I. Premier Equity

American Century Variable Portfolios. Inc.
------------------------------------------
   . Division 166 - VP Value

Ayco Series Trust
-----------------
   . Division 250 - Ayco Growth

Credit Suisse Trust
-------------------
   . Division 190 - Small Cap Growth

Dreyfus Investment Portfolios
-----------------------------
   . Division 251 - MidCap Stock

Dreyfus Variable Investment Fund
--------------------------------
   . Division 156 - Quality Bond
   . Division 155 - Developing Leaders

Fidelity Variable Insurance Products Fund
-----------------------------------------
   . Division 255 - VIP Asset Manager
   . Division 254 - VIP Contrafund
   . Division 252 - VIP Equity-Income
   . Division 253 - VIP Growth

Franklin Templeton Variable Insurance Proucts Trust
---------------------------------------------------
   . Division 191 - Franklin U.S. Government
   . Division 192 - Mutual Shares Securities
   . Division 193 - Templeton Foreign Securities

Janus Aspen Series
------------------
   . Division 256 - International Growth
   . Division 258 - Mid Cap Growth
   . Division 257 - Worldwide Growth

J.P Morgan Series Trust II
--------------------------
   . Division 179 - JPMorgan Small Company

MFS Variable Insurance Trust
----------------------------
   . Division 181 - MFS Capital Opportunities
   . Division 157 - MFS Emerging Growth
   . Division 182 - MFS New Discovery
   . Division 180 - MFS Research

Neuberger Berman Advisers Management Trust
------------------------------------------
   . Division 184 - Mid-Cap Growth

PIMCO Variable Insurance Trust
------------------------------
   . Division 186 - PIMCO Real Return
   . Division 185 - PIMCO Short-Term
   . Division 187 - PIMCO Total Return

Putnam Variable Trust
---------------------
   . Division 161 - Putnam VT Diversified Income
   . Division 162 - Putnam VT Growth and Income
   . Division 163 - Putnam VT Int'l Growth and Income

SAFECO Resource Series Trust
----------------------------
   . Division 164 - Equity
   . Division 165 - Growth Opportunities

The Universal Institutional Funds, Inc.
---------------------------------------
   . Division 159 - Equity Growth
   . Division 160 - High Yield

VALIC Company I
---------------
   . Division 152 - International Equities
   . Division 153 - Mid Cap Index
   . Division 149 - Money Market I
   . Division 167 - Nasdaq-100 Index
   . Division 168 - Science & Technology
   . Division 169 - Small Cap Index
   . Division 154 - Stock Index

Vanguard Variable Insurance Fund
--------------------------------
   . Division 188 - High Yield Bond
   . Division 189 - REIT Index

Van Kampen Life Investment Trust
--------------------------------
   . Division 158 - Growth & Income


USL 8993 REV0403

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COMPLETE AND RETURN THIS REQUEST TO:         THE UNITED STATES LIFE Insurance Company
        Administrative Center                   In The City of New York ("USL")
 PO Box 4880 Houston, TX. 77210-4880           Administrative Center: Houston, TX
          (800) 251-3720
Hearing Impaired (TDD): (888) 436-5258   VARIABLE UNIVERSAL LIFE INSURANCE SERVICE REQUEST
        Fax: (877) 445-3098
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[ ] POLICY           1.   POLICY #:                                     INSURED:
    IDENTIFICATION                 ------------------------------------          ---------------------------------------------------

COMPLETE THIS SECTION     ADDRESS:                                                                         New Address (yes) (no)
  FOR ALL REQUESTS.                -----------------------------------------------------------------------

                          Primary Owner (If other than insured):
                                                                 -----------------------------------------
                          Address:                                                                         New Address (yes) (no)
                                   -----------------------------------------------------------------------

                          Primary Owner's S.S. No. or Tax I.D. No.                       Phone Number: (     )          -
                                                                   ---------------------                       --------   ----------

                          Joint Owner (If applicable):
                                                       -----------------------------------------------------------------------------

                          Address:                                                                         New Address (yes) (no)
                                   -----------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

[ ] NAME             2.   Change Name Of: (Circle One)   Insured   Owner   Payor   Beneficiary
    CHANGE

 Complete this section    Change Name From: (First, Middle, Last)              Change Name To: (First, Middle, Last)
  if the name of the
 Insured, Owner, Payor
  or Beneficiary has      --------------------------------------------------   -----------------------------------------------------
changed. (Please note,    Reason for Change: (Circle One)   Marriage   Divorce   Correction   Other (Attach copy of legal proof)
 this does not change
  the Insured, Owner,
 Payor or Beneficiary
     designation).

------------------------------------------------------------------------------------------------------------------------------------

[ ] CHANGE IN        3.   INVESTMENT DIVISION                                    PREM %   DED
    ALLOCATION
    PERCENTAGES           (148) USL Declared Fixed Interest Account
                                                                                 ------   ------
  Use this section to     AIM Variable Insurance Funds
 indicate how premiums    ----------------------------
 or monthly deductions    (150) AIM V.I. International Growth
 are to be allocated.                                                            ------   ------
  Total allocation in     (151) AIM V.I. Premier Equity
each column must equal                                                           ------   ------
  100%; whole numbers     American Century Variable Portfolios, Inc.
         only.            ------------------------------------------
                          (166) VP Value
 Ayco Series Trust is                                                            ------   ------
   not available for      Ayco Series Trust
 premium allocations.     -----------------
                          (250) Ayco Growth                                        NA
SAFECO Resource Series                                                           ------   ------
Trust is available only   Credit Suisse Trust
  for owners who had      -------------------
  allocations before      (190) Small Cap Growth
  5/1/03 (even if the                                                            ------   ------
  owner had no SAFECO     Dreyfus Investment Portfolios
balance as of 5-1-03).    -----------------------------
                          (251) MidCap Stock
                                                                                 ------   ------
                          Dreyfus Variable Investment Fund
                          --------------------------------
                          (156) Quality Bond
                                                                                 ------   ------
                          (155) Developing Leaders
                                                                                 ------   ------
                          Fidelity Variable Insurance Products Fund
                          -----------------------------------------
                          (255) VIP Asset Manager
                                                                                 ------   ------
                          (254) VIP Contrafund
                                                                                 ------   ------
                          (252) VIP Equity-Income
                                                                                 ------   ------
                          (253) VIP Growth
                                                                                 ------   ------
                          Franklin Templeton Variable Insurance Products Trust
                          ----------------------------------------------------
                          (191) Franklin U.S. Government
                                                                                 ------   ------
                          (192) Mutual Shares Securities
                                                                                 ------   ------
                          (193) Templeton Foreign Securities
                                                                                 ------   ------
                          Janus Aspen Series
                          ------------------
                          (256) International Growth
                                                                                 ------   ------
                          (258) Mid Cap Growth
                                                                                 ------   ------
                          (257) Worldwide Growth
                                                                                 ------   ------
                          J.P. Morgan Series Trust II
                          ---------------------------
                          (179) JPMorgan Small Company
                                                                                 ------   ------
                          MFS Variable Insurance Trust
                          ----------------------------
                          (181) MFS Capital Opportunities
                                                                                 ------   ------
                          (157) MFS Emerging Growth
                                                                                 ------   ------
                          (182) MFS New Discovery
                                                                                 ------   ------
                          (180) MFS Research
                                                                                 ------   ------
                          Neuberger Berman Advisers Management Trust
                          ------------------------------------------
                          (184) Mid-Cap Growth
                                                                                 ------   ------
                          PIMCO Variable Insurance Trust
                          ------------------------------
                          (186) PIMCO Real Return
                                                                                 ------   ------
                          (185) PIMCO Short-Term
                                                                                 ------   ------
                          (187) PIMCO Total Return
                                                                                 ------   ------
                          Putnam Variable Trust
                          ---------------------
                          (161) Putnam VT Diversified Income
                                                                                 ------   ------
                          (162) Putnam VT Growth and Income
                                                                                 ------   ------
                          (163) Putnam VT Int'l Growth and Income
                                                                                 ------   ------
                          SAFECO Resource Series Trust
                          ----------------------------
                          (164) Equity
                                                                                 ------   ------
                          (165) Growth Opportunities
                                                                                 ------   ------
                          The Universal Institutional Funds, Inc.
                          ---------------------------------------
                          (159) Equity Growth
                                                                                 ------   ------
                          (160) High Yield
                                                                                 ------   ------
                          VALIC Company I
                          ---------------
                          (152) International Equities
                                                                                 ------   ------
                          (153) Mid Cap Index
                                                                                 ------   ------
                          (149) Money Market I
                                                                                 ------   ------
                          (167) Nasdaq-100 Index
                                                                                 ------   ------
                          (168) Science & Technology
                                                                                 ------   ------
                          (169) Small Cap Index
                                                                                 ------   ------
                          (154) Stock Index
                                                                                 ------   ------
                          Vanguard Variable Insurance Fund
                          --------------------------------
                          (188) High Yield Bond
                                                                                 ------   ------
                          (189) REIT Index
                                                                                 ------   ------
                          Van Kampen Life Investment Trust
                          --------------------------------
                          (158) Growth & Income
                                                                                 ------   ------
                          Other:
                                ----------------------------------------------   ------   ------

                                                                                  100%     100%

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USL 8993 REV0403

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[ ] MODE OF          4.   Indicate frequency and premium amount desired: $        Annual  $        Semi-Annual  $        Quarterly
    PREMIUM                                                               -------          -------               -------
    PAYMENT/BILLING
    METHOD CHANGE                                                        $        Monthly (Bank Draft Only)
                                                                          -------
  Use this section to
   change the billing     Indicate billing method desired:      Direct Bill      Pre-Authorized Bank Draft (attach a Bank Draft
frequency and/or method                                    -----            -----
  of premium payment.                                                            Authorization Form and "Void" Check)
Note, however, that USL
 will not bill you on a   Start Date:         /         /
 direct monthly basis.                --------  --------  --------
  Refer to your policy
    and its related
 prospectus for further
 information concerning
  minimum premiums and
    billing options.

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[ ] LOST POLICY      5.   I/we hereby certify that the policy of insurance for the listed policy
    CERTIFICATE              has been           LOST           DESTROYED           OTHER.
                                      ----------     ----------          ----------

 Complete this section    Unless I/we have directed cancellation of the policy, I/we request that a:
   if applying for a
     Certificate of                           Certificate of Insurance at no charge
Insurance or duplicate              ----------
  policy to replace a
   lost or misplaced                          Full duplicate policy at a charge of $25
   policy. If a full                ----------
  duplicate policy is
   being requested, a     be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate
  check or money order    policy to USL for cancellation.
for $25 payable to USL
must be submitted with
     this request.

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[ ] DOLLAR COST      6.   Designate the day of the month for transfers:                 (choose a day from 1-28)
    AVERAGING                                                          -----------------
                          Frequency of transfers (check one):      Monthly         Quarterly         Semi-Annually         Annually
                                                              ----        --------          --------              --------
($5,000 minimum initial   I want: $               ($100 minimum, whole dollars only) taken from the Money Market I Division (149)
accumulation value) An             --------------
amount may be deducted    and transferred to the following Divisions:
 periodically from the
Money Market I Division   AIM Variable Insurance Funds
 and placed in one or     ----------------------------
 more of the Divisions    (150) AIM V.I. International Growth                     $
    listed. The USL                                                                 -----------
Declared Fixed Interest   (151) AIM V.I. Premier Equity                           $
    Account is not                                                                  -----------
 available for Dollar     American Century Variable Portfolios, Inc.
Cost Averaging. Please    ------------------------------------------
refer to the prospectus   (166) VP Value                                          $
for more information on                                                             -----------
    the Dollar Cost       Credit Suisse Trust
   Averaging Option.      -------------------
                          (190) Small Cap Growth                                  $
SAFECO Resource Series                                                              -----------
Trust is available only   Dreyfus Investment Portfolios
  for owners who had      -----------------------------
  allocations before      (251) MidCap Stock                                      $
  5/1/03 (even if the                                                               -----------
  owner had no SAFECO     Dreyfus Variable Investment Fund
 balance as of 5-1-03).   --------------------------------
                          (156) Quality Bond                                      $
                                                                                    -----------
                          (155) Developing Leaders                                $
                                                                                    -----------
                          Fidelity Variable Insurance Products Fund
                          -----------------------------------------
                          (255) VIP Asset Manager                                 $
                                                                                    -----------
                          (254) VIP Contrafund                                    $
                                                                                    -----------
                          (252) VIP Equity-Income                                 $
                                                                                    -----------
                          (253) VIP Growth                                        $
                                                                                    -----------
                          Franklin Templeton Variable Insurance Products Trust
                          ----------------------------------------------------
                          (191) Franklin U.S. Government                          $
                                                                                    -----------
                          (192) Mutual Shares Securities                          $
                                                                                    -----------
                          (193) Templeton Foreign Securities                      $
                                                                                    -----------
                          Janus Aspen Series
                          ------------------
                          (256) International Growth                              $
                                                                                    -----------
                          (258) Mid Cap Growth                                    $
                                                                                    -----------
                          (257) Worldwide Growth                                  $
                                                                                    -----------
                          J.P. Morgan Series Trust II
                          ---------------------------
                          (179) JPMorgan Small Company                            $
                                                                                    -----------
                          MFS Variable Insurance Trust
                          ----------------------------
                          (181) MFS Capital Opportunities                         $
                                                                                    -----------
                          (157) MFS Emerging Growth                               $
                                                                                    -----------
                          (182) MFS New Discovery                                 $
                                                                                    -----------
                          (180) MFS Research                                      $
                                                                                    -----------
                          Neuberger Berman Advisers Management Trust
                          ------------------------------------------
                          (184) Mid-Cap Growth                                    $
                                                                                    -----------
                          PIMCO Variable Insurance Trust
                          ------------------------------
                          (186) PIMCO Real Return                                 $
                                                                                    -----------
                          (185) PIMCO Short-Term                                  $
                                                                                    -----------
                          (187) PIMCO Total Return                                $
                                                                                    -----------
                          Putnam Variable Trust
                          ---------------------
                          (161) Putnam VT Diversified Income                      $
                                                                                    -----------
                          (162) Putnam VT Growth and Income                       $
                                                                                    -----------
                          (163) Putnam VT Int'l Growth and Income                 $
                                                                                    -----------
                          SAFECO Resource Series Trust
                          ----------------------------
                          (164) Equity                                            $
                                                                                    -----------
                          (165) Growth Opportunities                              $
                                                                                    -----------
                          The Universal Institutional Funds, Inc.
                          ---------------------------------------
                          (159) Equity Growth                                     $
                                                                                    -----------
                          (160) High Yield                                        $
                                                                                    -----------
                          VALIC Company I
                          ---------------
                          (152) International Equities                            $
                                                                                    -----------
                          (153) Mid Cap Index                                     $
                                                                                    -----------
                          (167) Nasdaq-100 Index                                  $
                                                                                    -----------
                          (168) Science & Technology                              $
                                                                                    -----------
                          (169) Small Cap Index                                   $
                                                                                    -----------
                          (154) Stock Index                                       $
                                                                                    -----------
                          Vanguard Variable Insurance Fund
                          --------------------------------
                          (188) High Yield Bond                                   $
                                                                                    -----------
                          (189) REIT Index                                        $
                                                                                    -----------
                          Van Kampen Life Investment Trust
                          --------------------------------
                          (158) Growth & Income                                   $
                                                                                    -----------
                          Other:                                                  $
                                ---------------------------------------------       -----------

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USL 8993 REV0403

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[ ]CORRECT AGE       7.   Name of Insured for whom this correction is submitted:
                                                                                 ----------------------------------

  Use this section to
correct the age of any
 person covered under
 this policy. Proof of    Correct DOB:           /            /
  the correct date of                 -----------  -----------  -----------
 birth must accompany
     this request.

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[ ] TRANSFER OF      8.                                       (Division Name or Number)          (Division Name or Number)
    ACCUMULATED
    VALUES                Transfer $          or %     from                                to                                .
                                     --------     -----     -------------------------------   -------------------------------
  Use this section if
 you want to move money   Transfer $          or %     from                                to                                .
   between divisions.                --------     -----     -------------------------------   -------------------------------
  Withdrawals from the
   USL Declared Fixed     Transfer $          or %     from                                to                                .
 Interest Account are                --------     -----     -------------------------------   -------------------------------
   limited to 60 days
    after the policy      Transfer $          or %     from                                to                                .
 anniversary and to no                --------     -----     -------------------------------   -------------------------------
 more than 25% of the
total unloaned value of   Transfer $          or %     from                                to                                .
 the USL Declared Fixed              --------     -----     -------------------------------   -------------------------------
Interest Account on the
policy anniversary. If    Transfer $          or %     from                                to                                .
 a transfer causes the               --------     -----     -------------------------------   -------------------------------
balance in any division
 to drop below $500,      Transfer $          or %     from                                to                                .
    USL reserves the                 --------     -----     -------------------------------   -------------------------------
 right to transfer the
   remaining balance.     Transfer $          or %     from                                to                                .
                                     --------     -----     -------------------------------   -------------------------------
    Amounts to be
  transferred should      Transfer $          or %     from                                to                                .
be indicated in dollar               --------     -----     -------------------------------   -------------------------------
 or percentage amounts,
maintaining consistency   Transfer $          or %     from                                to                                .
      throughout.                    --------     -----     -------------------------------   -------------------------------

 Ayco Series Trust
and SAFECO Resource
  Series Trust new
               ---
   transfers may be
      restricted.

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[ ] AUTOMATIC        9.   Indicate frequency:        Quarterly            Semi-Annually           Annually
    REBALANCING                              --------          -----------              ----------

    ($5,000 minimum                            (Division Name or Number)                              (Division Name or Number)
accumulation value) Use
 this section to apply                  %:                                                    %:
for or make changes to    --------------   ---------------------------------    --------------   -----------------------------------
 Automatic Rebalancing                  %:                                                    %:
    of the variable       --------------   ---------------------------------    --------------   -----------------------------------
divisions. Please refer                 %:                                                    %:
 to the prospectus for    --------------   ---------------------------------    --------------   -----------------------------------
more information on the                 %:                                                    %:
 Automatic Rebalancing    --------------   ---------------------------------    --------------   -----------------------------------
Option. This option is                  %:                                                    %:
 not available while      --------------   ---------------------------------    --------------   -----------------------------------
   the Dollar Cost                      %:                                                    %:
   Averaging Option       --------------   ---------------------------------    --------------   -----------------------------------
      is in use.                        %:                                                    %:
                          --------------   ---------------------------------    --------------   -----------------------------------
 Ayco Series Trust                      %:                                                    %:
 and SAFECO Resource      --------------   ---------------------------------    --------------   -----------------------------------
   Series Trust new                     %:                                                    %:
                ---       --------------   ---------------------------------    --------------   -----------------------------------
Automatic Rebalancing                   %:                                                    %:
  may be restricted.      --------------   ---------------------------------    --------------   -----------------------------------
                                        %:                                                    %:
                          --------------   ---------------------------------    --------------   -----------------------------------
                                        %:                                                    %:
                          --------------   ---------------------------------    --------------   -----------------------------------


                                        INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
                          --------------

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USL 8993 REV0403

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[ ] REQUEST FOR     10.               I request a partial surrender of $            or            % of the net cash surrender value.
    PARTIAL               ------------                                  ------------   -----------
    SURRENDER/
    POLICY LOAN                       I request a loan in the amount of $             .
                          ------------                                   -------------
 Use this section to
 apply for a partial                  I request the maximum loan amount available from my policy.
  surrender from or       ------------
 policy loan against
  policy values. For      Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
 detailed information     percentages in effect, if available; otherwise they are taken pro-rata from the USL Declared Fixed
 concerning these two     Interest Account and Variable Divisions in use.
 options please refer
to your policy and its
related prospectus. If
applying for a partial    ----------------------------------------------------------------------------------------------------------
surrender, be sure to
complete the Notice of    ----------------------------------------------------------------------------------------------------------
Withholding section of
 this Service Request     ----------------------------------------------------------------------------------------------------------
 in addition to this
      section.            ----------------------------------------------------------------------------------------------------------

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[ ] NOTICE OF       11.   The taxable portion of the distribution you receive from your variable universal life insurance policy is
    WITHHOLDING           subject to federal income tax withholding unless you elect not to have withholding apply. Withholding of state income tax may also be required by your state of residence. You may elect not to have withholding
 Complete this section    apply by checking the appropriate box below. If you elect not to have withholding apply to your
  if you have applied     distribution or if you do not have enough income tax withheld, you may be responsible for payment of
for a partial surrender   estimated tax. You  may incur penalties under the estimated tax rules, if your withholding and estimated
    in Section 10.        tax are not sufficient.

                          Check one:             I do want income tax withheld from this distribution.
                                    -------------

                                                 I do not want income tax withheld from this distribution.
                                    -------------

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[ ] AFFIRMATION/    12.   ----------------------------------------------------------------------------------------------------------
    SIGNATURE             CERTIFICATION: Under penalties of perjury, I certify: (1) that the number shown on this form is my correct taxpayer identification number and; (2) that I am not subject to backup withholding under Section 3406(a)
 Complete this section    (1)(c) of the Internal Revenue Code.
   for ALL requests.
                          The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.
                          ----------------------------------------------------------------------------------------------------------


                          Dated at                                this               day of
                                  -------------------------------     --------------        ----------------------------, ----------
                                  CITY, STATE


                          X                                                         X
                          ------------------------------------------------------    ------------------------------------------------
                           SIGNATURE OF OWNER                                        SIGNATURE OF WITNESS


                          X                                                         X
                          ------------------------------------------------------    ------------------------------------------------
                           SIGNATURE OF JOINT OWNER                                  SIGNATURE OF WITNESS


                          X                                                         X
                          ------------------------------------------------------    ------------------------------------------------
                           SIGNATURE OF ASSIGNEE                                     SIGNATURE OF WITNESS

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USL 8993 REV0403